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                                                                       EXHIBIT 1

                       SCHEDULE 13D JOINT FILING AGREEMENT

      In accordance with the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to the joint filing of a Statement on
Schedule 13D (including any amendments thereto) with respect to the shares of common stock of ICG Communications, Inc., and further agree that this Joint Filing Agreement be included as an exhibit thereto, and have duly executed this joint filing agreement as of the date set forth below. In addition, each party to this Joint Filing Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.

Date:  July 29, 2004

                                         MCCC ICG HOLDINGS LLC

                                         By: /s/ Peter H.O. Claudy
                                             -----------------------------------
                                         Name: Peter H.O. Claudy
                                         Its: Vice President

                                         MCCC MERGER CORP.

                                         By: /s/ Peter H.O. Claudy
                                             -----------------------------------
                                         Name: Peter H.O. Claudy
                                         Its: Vice President

                                         COLUMBIA CAPITAL EQUITY PARTNERS III
                                         (QP), L.P.

                                         By: COLUMBIA CAPITAL EQUITY
                                         PARTNERS III, L.P., as general partner

                                         By: /s/ Donald A. Doering
                                             -----------------------------------
                                         Name: Donald A. Doering
                                         Title: CFO

                                         COLUMBIA CAPITAL EQUITY PARTNERS III
                                         (CAYMAN), L.P.

                                         By: COLUMBIA CAPITAL EQUITY
                                         PARTNERS (CAYMAN) III, LTD, as general
                                         partner



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                                         By: /s/ Donald A. Doering
                                             -----------------------------------
                                         Name:  Donald A. Doering
                                         Title: CFO

                                         COLUMBIA CAPITAL EQUITY PARTNERS III
                                         (AI), L.P.

                                         By: COLUMBIA CAPITAL EQUITY
                                         PARTNERS III, L.P., as general partner

                                         By: /s/ Donald A. Doering
                                             -----------------------------------
                                         Name: Donald A. Doering
                                         Title: CFO

                                         COLUMBIA CAPITAL INVESTORS III, L.L.C.

                                         By: COLUMBIA CAPITAL EQUITY
                                         PARTNERS III, L.P., as managing member

                                         By: /s/ Donald A. Doering
                                             -----------------------------------
                                         Name: Donald A. Doering
                                         Title: CFO

                                         COLUMBIA CAPITAL EMPLOYEE
                                         INVESTORS III, L.L.C.

                                         By: COLUMBIA CAPITAL EQUITY
                                         PARTNERS III, L.P., as managing member

                                         By: /s/ Donald A. Doering
                                             -----------------------------------
                                         Name: Donald A. Doering
                                         Title: CFO

                                         COLUMBIA CAPITAL EQUITY PARTNERS
                                         III, L.P.

                                         By: /s/ Donald A. Doering
                                             -----------------------------------
                                         Name: Donald A. Doering
                                         Its: CFO

                                         COLUMBIA CAPITAL III, L.L.C.



                                  2

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                                         By: /s/ Donald A. Doering
                                             -----------------------------------
                                         Name: Donald A. Doering
                                         Its: CFO

                                         COLUMBIA CAPITAL EQUITY PARTNERS
                                         (CAYMAN) III, LTD.

                                         By: /s/ Donald A. Doering
                                             -----------------------------------
                                         Name: Donald A. Doering
                                         Its: CFO

                                         CHESTNUT VENTURE PARTNERS, L.P.

                                         By: /s/ Peter H.O. Claudy
                                             -----------------------------------
                                         Name: Peter H.O. Claudy
                                         Its: Manager

                                         CHESTNUT STREET PARTNERS, INC.

                                         By: /s/ Peter H.O. Claudy
                                             -----------------------------------
                                         Name: Peter H.O. Claudy
                                         Its: Vice President

                                         M/C VENTURE PARTNERS V, L.P.

                                         By: /s/ Peter H.O. Claudy
                                             -----------------------------------
                                         Name: Peter H.O. Claudy
                                         Its: Manager

                                         M/C VP V L.L.C.

                                         By: /s/ Peter H.O. Claudy
                                             -----------------------------------
                                         Name: Peter H.O. Claudy
                                         Its: Managing Member

                                         M/C VENTURE INVESTORS, L.L.C.

                                         By: /s/ Peter H.O. Claudy
                                             -----------------------------------
                                         Name: Peter H.O. Claudy
                                         Its: Managing Member

                                    3